EXHIBIT 10.34

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

This First Amendment to Amended and Restated Loan Agreement (this “Agreement”) is made and entered into as of February 28, 2014 (the “Amendment Effective Date”) by and among Black Diamond, Inc., a Delaware corporation (formerly known as Clarus Corporation, a Delaware corporation), Black Diamond Equipment, Ltd., a Delaware corporation, Black Diamond Retail, Inc., a Delaware corporation, Everest/Sapphire Acquisition, LLC, a Delaware limited liability company, Gregory Mountain Products, LLC, a Delaware limited liability company, POC USA, LLC, a Delaware limited liability company, PIEPS Service, LLC, a Delaware limited liability company, and BD European Holdings, LLC, a Delaware limited liability company (individually and collectively, as the context requires, the “Borrower”), and Zions First National Bank, a national banking association (“Lender”).

Recitals

A.          Lender has previously extended to Borrower (i) a multiple advance term loan in the original principal amount of $15,000,000 (the “Term Loan”), (ii) a revolving credit loan in the maximum principal amount of $30,000,000 (the “Revolving Loan”), and (iii) a multiple advance acquisition term loan in the original principal amount of $10,000,000 (the “Acquisition Loan” and, together with the Term Loan, Revolving Loan and any amendments, restatements, renewals or increases thereof, including pursuant to this Agreement, the “Loan”), governed by that certain Amended and Restated Loan Agreement dated March 8, 2013 by and between Borrower and Lender (as amended from time to time, the “Loan Agreement”). The Loan is evidenced by (x) that certain Amended and Restated Promissory Note (Revolving Loan) dated March 8, 2013 from Borrower to Lender in the maximum principal amount of $30,000,000 (as amended, restated, renewed or modified from time to time, the “Revolving Note”), (y) that certain Promissory Note (Term Loan) dated March 8, 2013 from Borrower to Lender in the original principal amount of $15,000,000 (as amended, restated, renewed or modified from time to time, the “Term Note”), and (z) that certain Promissory Note (Acquisition Loan) dated March 8, 2013 from Borrower to Lender in the original principal amount of $10,000,000 (as amended, restated, renewed or modified from time to time, the “Acquisition Note” and, together with the Term Note and Revolving Note, individually and collectively, as the context requires, the “Note”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.

B.           The Loan Agreement, Note and all other documents or instruments governing, evidencing or otherwise related to the Loan, as the same have been and may further be amended, modified, extended, renewed, restated, or supplemented from time to time, are referred to herein collectively as the “Loan Documents.”

C.           Borrower and Lender have agreed to amend the Loan Documents as set forth herein.

Agreement:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1.           Recitals. Borrower and Lender each hereby acknowledge the accuracy of the Recitals, which are incorporated herein by reference.

2.           Definitions. Except as otherwise provided herein, terms defined in the Loan Agreement shall have the same meaning when used herein. Terms defined in the singular shall have the same meaning when used in the plural and vice versa.

3.           Modification and Amendment of Loan Documents. The Loan Documents are hereby modified and amended as follows:

(a)          Deleted Definitions. Section 1 Definitions of the Loan Agreement is hereby amended by deleting the definitions of “Acquisition Loan” and “Acquisition Note.”

(b)          New Definition. Section 1 Definitions of the Loan Agreement is hereby further amended by adding the following new definition in its appropriate alphabetical order:

“First Amendment Effective Date” means February 28, 2014.

“Asset Protection Trust” shall have the meaning set forth in Section 6.23 Creation of Trusts; Transfers to Trusts.

(c)          Amended Definitions. Section 1 Definitions of the Loan Agreement is hereby further amended by amending and restating the following definitions in their entirety to read as follows:

“EBITDA” means earnings (excluding extraordinary gains and losses realized other than in the ordinary course of business and excluding the sale or writedown of intangible or capital assets) before Interest Expense, Income Tax Expense, depreciation, amortization, other non-cash charges (including stock-based compensation and inventory increases required in purchase accounting), Transaction Expenses, Dry Hole Expenses and those non-recurring expenses that are approved by Lender in its sole discretion.

“Loan” means, individually and collectively, as the context requires, the Revolving Loan and Term Loan.

“Promissory Note” means, individually and collectively, as the context requires, the Revolving Note and the Term Note.

“Transaction Expenses” means reasonable and customary costs and fees paid or accrued in connection with the closing of future Permitted Acquisitions, including all legal, accounting, banking and underwriting fees and expenses, commissions, discounts and other issuance expenses (including, for the avoidance of doubt, financial consultants engaged for the purpose of determining and implementing a best practices strategy with respect to the integration of the target company into the overall Black Diamond operations, accounting systems, culture and so forth).

(d)          Term Loan. Section 2.1(a) Amount of Term Loan of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

a.           Amount of Term Loan. Upon fulfillment of all conditions precedent set forth in this Loan Agreement, subject to the terms of the Term Note, and so long as no Event of Default exists which has not been waived or timely cured, and no other breach has occurred which has not been waived or timely cured under the Loan Documents, Lender agrees to loan Borrowers up to $10,000,000, pursuant to this Section 2.1.

Notwithstanding anything to the contrary in the Loan Documents, Borrower acknowledges and agrees that (A) an aggregate amount of $10,000,000 was previously advanced by Lender to Borrower under the Term Loan as of the Effective Date of the Loan Agreement; (B) as of the First Amendment Effective Date, the outstanding principal amount under the Term Loan is $9,236,596.40; (C) no additional advances shall be made by Lender to Borrower under the Term Loan from and after the Amendment Effective Date; and (D) all references in the Loan Documents to the Term Loan having multiple advances are of no further force and effect.

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(e)          Acquisition Loan.

(i)          Borrower hereby acknowledges that the Acquisition Loan is terminated and all references to “Acquisition Loan” in the Loan Documents are hereby deleted.

(ii)         Lender acknowledges that no funds have been advanced under the Acquisition Note.

(iii)        Section 2.3 Acquisition Loan of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

2.3         Intentionally Omitted.

(f)          Funding Fee. Section 2.6 Funding Fee of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

2.6         Funding Fee.

Upon the Effective Date, Borrowers paid to Lender a funding fee on the Revolving Loan and Term Loan of $56,250. No portion of such funding fees shall be refunded in the event of early termination of this Loan Agreement or any termination or reduction of the right of Borrowers to request advances under this Loan Agreement. Lender is authorized and directed upon execution of this Loan Agreement and fulfillment of all conditions precedent hereunder, to disburse a sufficient amount of the Loan proceeds to pay the funding fee in full.

(g)         Minimum EBITDA. Section 6.14(a) Minimum EBITDA of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

a.           Minimum EBITDA. Black Diamond and its Subsidiaries, on a consolidated basis, measured quarterly, shall maintain Trailing Twelve Month EBITDA as follows:

Period Ending	Minimum EBITDA

December 31, 2013 through June 30, 2014	$6,500,000
September 30, 2014	$7,500,000
December 31, 2014 and thereafter	$9,000,000

EBITDA shall be adjusted on a pro forma basis for future Permitted Acquisitions, such calculations to be limited to pro forma statements filed with the Securities Exchange Commission, or if not filed with the Securities Exchange Commission, then subject to reasonable approval by Lender.

(h)         Trusts. Section 6.23 Creation of Trusts; Transfer to Trusts is hereby added to Section 6 Covenants to read as follows:

6.23       Creation of Trusts; Transfers to Trusts.

Borrower shall not create as settlor any trust, or transfer any assets into any trust, without giving written notice to Lender at least thirty (30) days prior to such creation or transfer. Such notice shall describe in reasonable detail the trust to be created and/or the asset transfer to be made. Failure by any such settlor to provide that notice shall be an Event of Default under the Loan Documents.

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Borrower shall not create as settlor any actual or purported spendthrift trust, asset protection trust or any other trust intended by its terms or purpose (or having the effect) to protect assets from Lender or to limit the rights of Lender (an “Asset Protection Trust”) without the prior written consent of Lender. Lender may withhold that consent in its sole discretion. Creation of any Asset Protection Trust, and each transfer of assets thereto, by any such settlor without the Lender’s prior written consent:

a.           Shall be an Event of Default under the Loan Documents;

b.           Shall have the effect of, and shall be deemed as a matter of law, regardless of that settlor’s solvency, of having been made by that settlor with the actual intent of hindering and delaying and defrauding Lender and the Lenders as that settlor’s creditors; and

c.           Shall constitute a fraudulent transfer that is unenforceable and void (not merely voidable) as against Lender.

With respect to each such fraudulent transfer, Lender shall have all the rights and remedies provided by state fraudulent transfer laws, or otherwise provided at law or equity. Lender shall have the right to obtain an ex parte court order directing the trustee of the Asset Protection Trust to give Lender written notice a reasonable time (of not less than ten (10) Banking Business Days) prior to making any distribution from said trust. Nothing in this paragraph shall limit or affect any rights or remedies otherwise provided to Lender by law, equity or any contract.

(i)           Pieps Corporation.

(i)          Lender has been informed that Pieps Corporation has been dissolved (the “Pieps Dissolution”).

(ii)         Borrower represents and warrants to Lender that at the time of its dissolution, Pieps Corporation owned no assets.

(iii)        All references to “Pieps Corporation” in the Loan Documents are hereby deleted.

4.           Conforming Modifications. Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such documents as modified herein. Each of the Loan Documents is modified to be consistent herewith and to provide that it shall be a default or an Event of Default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein is materially incomplete, incorrect, or misleading as of the date hereof.

5.           Fees and Expenses; Closing Fee.

(a)          Fees and Expenses. In consideration of Lender’s agreement to amend and modify the Loan and the Loan Documents, Borrower has agreed to pay to Lender (i) all reasonable legal fees and expenses incurred by Lender in connection herewith or with the Loan and the Loan Documents accrued and unpaid as of the date hereof; (ii) all other reasonable costs and expenses incurred by Lender in connection with this Agreement; and (iii) an amendment fee in the amount of $20,000.

(b)          Method of Payment. The foregoing fees and expenses shall be paid by Borrower to Lender on the date hereof or at such later date as such fees, costs and expenses are incurred by Lender; provided, however, that if such fees and expenses are not promptly paid, Lender is authorized and directed, upon execution of this Agreement and fulfillment of all conditions precedent hereunder, to disburse a sufficient amount of the Loan to pay these fees and expenses in full. Borrower acknowledges and agrees that such fees, costs, and expenses are fully earned and nonrefundable as of the date this Agreement is executed and delivered by the parties hereto, and that no portion of such fee shall be refunded in the event of early termination of the Loan Agreement or any termination or reduction of the right of Borrower to request advances under the Loan Agreement.

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6.           Conditions Precedent to Closing this Agreement. This Agreement shall not become effective until the following conditions have been completed and proof of their completion has been provided to Lender:

(a)          On or prior to the execution and delivery of this Agreement, Borrower shall have executed and delivered, or caused to be executed and delivered, to Lender, each in form and substance satisfactory to Lender, such other documents, instruments, resolutions, subordinations, and other agreements as Lender may require in its sole discretion, including, without limitation, the Amended and Restated Promissory Note (Term Loan), consent resolutions of each Borrower, and disbursement instructions.

(b)          Borrower shall pay Lender all fees and expenses identified in Section 5(a) of this Agreement.

(c)          As of the date hereof, the following shall be true and correct: (i) all representations and warranties made by Borrower in the Loan Documents are true and correct in all material respects (other than representations and warranties which expressly speak of a different date, which representations shall be made only on such date); and (ii) no Event of Default has occurred and no conditions exist and no event has occurred, which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.

(d)          Borrower shall have performed or complied with all covenants set forth in this Agreement that are required to be performed or complied with by Borrower.

All conditions precedent set forth in this Agreement are for the sole benefit of Lender and may be waived unilaterally by Lender.

7.           Representations and Warranties. Borrower represents and warrants to Lender as follows:

(a)          No Event of Default has occurred and no conditions exist and no event has occurred, which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.

(b)          There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender.

(c)          Each and all representations and warranties of Borrower in the Loan Documents are true and correct in all material respects as of the date hereof (other than representations and warranties which expressly speak as of a different date, which representations shall be made only on such date).

(d)          As of the date hereof, Borrower has no any claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

(e)          The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

(f)          Borrower has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein.

(g)          The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower.

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(h)          This Agreement has been duly executed and delivered on behalf of Borrower.

8.           Covenants.

(a)          Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Agreement.

(b)          Borrower fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Borrower has or in the future may have, whether known or unknown, in respect of the Loan, the Loan Documents, or the actions or omissions of Lender in respect of the Loan or the Loan Documents that arise from events occurring prior to the date of this Agreement.

9.           Loan Documents Remain in Full Force and Effect. Except as expressly amended or modified by this Agreement, the Loan Documents remain in full force and effect.

10.         Integrated Agreement; Amendment. Section 9.24 Integrated Agreement and Subsequent Amendment of the Loan Agreement is hereby incorporated herein by reference, with each reference to the Loan Agreement or Loan Documents being deemed a reference thereto as modified by this Agreement.

11.         Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF UTAH.

12.         Time. Time is of the essence with respect to this Agreement.

13.         Counterpart Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document. Receipt by Lender of an executed copy of this Agreement by facsimile or electronic mail shall constitute conclusive evidence of execution and delivery of this Agreement by the signatory thereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

Lender:

Zions First National Bank

By:	/s/ Michael R. Brough
Name: Michael R. Brough
Title: Senior Vice President

Borrower:

Black Diamond Equipment, Ltd.

By:	/s/ Aaron J. Kuehne
Name: Aaron J. Kuehne
Title: Chief Financial Officer and Secretary

Black Diamond Retail, Inc.

By:	/s/ Aaron J. Kuehne
Name: Aaron J. Kuehne
Title: Chief Financial Officer and Secretary

Black Diamond, Inc.

By:	/s/ Aaron J. Kuehne
Name: Aaron J. Kuehne
Title: Chief Financial Officer, Treasurer and Secretary

Everest/Sapphire Acquisition, LLC

By:	/s/ Aaron J. Kuehne
Name: Aaron J. Kuehne
Title: Treasurer and Secretary

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

Signature Pages

Gregory Mountain Products, LLC

By:	/s/ Aaron J. Kuehne
Name: Aaron J. Kuehne
Title: Treasurer

POC USA, LLC

By:	/s/ Aaron J. Kuehne
Name: Aaron J. Kuehne
Title: Treasurer and Secretary

BD European Holdings, LLC

By:	/s/ Aaron J. Kuehne
Name: Aaron J. Kuehne
Title: Treasurer and Secretary

PIEPS Service, LLC

By:	/s/ Aaron J. Kuehne
Name: Aaron J. Kuehne
Title: Treasurer and Secretary

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

Signature Pages

Each undersigned subordinated creditor hereby (i) acknowledges and consents to the modification of the Loan Documents and all other matters in this Agreement, (ii) reaffirms the subordination agreements and any other agreements executed by the subordinated creditor (collectively, the “Subordination Documents”), (iii) acknowledges that the Subordination Documents continue in full force and effect, remain unchanged, except as specifically modified hereby, and are valid, binding and enforceable in accordance with their respective terms, (iv) agrees that all references, if any, in the Subordination Documents to any of the Loan Documents are modified to refer to those documents as modified hereby, and (v) agrees that it has no offset, defense or counterclaim to the enforcement against it of the provisions of the Subordination Documents.

Kanders GMP Holdings, LLC

By:	/s/ Warren B. Kanders
Name: Warren B. Kanders
Title: Manager

Deborah Schiller 2005 Revocable Trust Dated September 27, 2005

By:	/s/ Deborah Schiller
Name: Deborah Schiller
Title: Trustee

Robert R. Schiller 2013 Cornerstone Trust Dated June 24, 2013

By:	/s/ Deborah Schiller
Name: Deborah Schiller
Title: Trustee